U. S. SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 18, 2003

            Barrington Foods International, Inc.
    -----------------------------------------------------
   (Exact name of registrant as specified in its charter)

          Nevada                      0-25523              33-0843633
   ---------------------        --------------------      ------------
(State or other jurisdiction    (Commission File No.)      (I.R.S.
   of incorporation)                                      Identification No.)

       5275 Arville Street, Ste. 120, Las Vegas, NV         89109
   -----------------------------------------------------------------
    (Address of principal executive offices)             (Zip Code)

   Registrant's Phone: (702) 990-3623  Fax: (702) 990-3624


                       Not Applicable
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   (Former name or former address, if changed, since last
                           report)


ITEM 4 - CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Board of Directors of the Registrant dismissed L.L. Bradford & Company, LLC [hereafter L.L. Bradford] effective December 18, 2003, and has retained as its independent auditor Beckstead & Watts, LLP [hereafter Beckstead] for the fiscal year ended December 31, 2003. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of L.L. Bradford and the engagement of Beckstead, as its independent auditor. None of the reports of L.L. Bradford on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between the Company and L.L. Bradford on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of L.L. Bradford, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, L.L. Bradford has not advised the Registrant that:




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1) internal controls necessary to develop reliable financial statements did not exist; or

2) information has come to the attention of L.L. Bradford which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or
3) the scope of the audit should be expanded significantly, or information has come to the attention of L.L. Bradford that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31, 2003.


(b) On December 18, 2003 the Registrant engaged Beckstead, as its principal accountant to audit the Registrant's financial statements as successor to L.L. Bradford. During the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted Beckstead regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, nor did Beckstead provide advice to the Registrant, either written or oral, that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted Beckstead on any matter that was the subject of a disagreement or a reportable event.

ITEM 7 (c) Exhibits

16.1 The letter regarding Change in Certifying Accountant will be provided in an amended Current Report as soon we receive this letter from our former accountants.


                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Barrington Foods International, Inc.


Date:    December 19, 2003       By: /s/ Rendal Williams
                                     -----------------------
                                 Rendal Williams
                                 Chief Executive Officer





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